EXHIBIT 99.2

[Calfee, Halter & Griswold LLP Letterhead]

June 20, 2013

To Each Person Listed on

the Attached Schedule I

Re:	Phase-In-Recovery Bonds of CEI Funding LLC, Phase-In-Recovery Bonds of OE Funding LLC and Phase-In-Recovery Bonds of TE Funding LLC (collectively, the “Phase-In-Recovery Bonds”): Opinion Regarding Ohio Constitutional Matters and the Securitization Act

Ladies and Gentlemen:

We have acted as counsel to (i) CEI Funding LLC, a Delaware limited liability company (“CEI LLC”), OE Funding LLC, a Delaware limited liability company (“OE LLC”) and TE Funding LLC, a Delaware limited liability company (“TE LLC”), as the issuers of the Phase-In-Recovery Bonds referred to below (individually, a “Bond Issuer” and collectively, the “Bond Issuers”) and (ii) The Cleveland Electric Illuminating Company, an Ohio corporation (“CEI”), Ohio Edison Company, an Ohio corporation (“OE”) and The Toledo Edison Company, an Ohio corporation (“TE”), as sponsors, sellers and initial servicers (individually, a “Seller” and collectively, the “Sellers”), in connection with the registration, pursuant to a registration statement on Form S-3, as amended (File Nos. 333-187692 and -01 through -06) (the “Registration Statement”) relating to $444,922,000 aggregate principal amount of Trust Certificates (as defined below) and a like aggregate principal amount of Phase-In-Recovery Bonds and with the sale by each Seller to its respective Bond Issuer on the date hereof of such Seller’s respective right, title and interest in, to and under certain phase-in-recovery property (such transferred right, title and interest being herein referred to as the “Phase-In-Recovery Property”), the issuance and sale by each Bond Issuer of its respective Phase-In-Recovery Bonds to FirstEnergy Ohio PIRB Special Purpose Trust 2013, a Delaware statutory trust (the “Trust”), and the related transactions referred to and described below.

CEI LLC was formed as a limited liability company under Delaware law, pursuant to a Certificate of Formation, as filed with the Secretary of State of the State of Delaware on October 31, 2012 and a Limited Liability Company Agreement dated March 28, 2013, executed by CEI. CEI, as sole member of CEI LLC, executed an Amended and Restated Limited Liability Company Agreement dated as of June 20, 2013.

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OE LLC was formed as a limited liability company under Delaware law, pursuant to a Certificate of Formation, as filed with the Secretary of State of the State of Delaware on October 31, 2012 and a Limited Liability Company Agreement dated March 28, 2013, executed by OE. OE, as sole member of OE LLC, executed an Amended and Restated Limited Liability Company Agreement dated as of June 20, 2013.

TE LLC was formed as a limited liability company under Delaware law, pursuant to a Certificate of Formation, as filed with the Secretary of State of the State of Delaware on October 31, 2012 and a Limited Liability Company Agreement dated March 28, 2013, executed by TE. TE, as sole member of TE LLC, executed an Amended and Restated Limited Liability Company Agreement dated as of June 20, 2013.

THE TRANSACTION

On the date hereof, CEI has sold its respective Phase-In-Recovery Property to CEI LLC under the Phase-In-Recovery Property Purchase and Sale Agreement dated as of June 20, 2013 between CEI and CEI LLC and the Bill of Sale dated June 20, 2013 (the “CEI Bill of Sale” and, collectively, the “CEI Sale Agreement”). Under the Servicing Agreement dated as of June 20, 2013 (the “CEI Servicing Agreement”) between CEI, in its capacity as Servicer, and CEI LLC, CEI has agreed to service such Phase-In-Recovery Property of CEI LLC. Under the Administration Agreement dated as of June 20, 2013 (the “CEI Administration Agreement”) between CEI, in its capacity as Administrator, and CEI LLC, CEI has agreed to perform certain administrative services on behalf of CEI LLC. On the date hereof, CEI LLC has issued three tranches of its Phase-In-Recovery Bonds in the aggregate principal amount of $232,046,000 (the “CEI LLC Phase-In-Recovery Bonds”) under an Indenture dated as of June 20, 2013 between CEI LLC and U.S. Bank National Association, a national banking association, as trustee (the “Bond Trustee”) (the “CEI Bond Indenture”) and sold the CEI LLC Phase-In-Recovery Bonds to the Trust pursuant to the Bond Purchase Agreement dated as of June 20, 2013 between CEI LLC and the Trust (the “CEI Bond Purchase Agreement”) in exchange for an allocable portion (based on the aggregate principal amount of CEI LLC Phase-In-Recovery Bonds) of the net proceeds from the sale of the FirstEnergy Ohio PIRB Special Purpose Trust 2013 $444,922,000 aggregate principal amount of Pass-Through Trust Certificates (“Trust Certificates”).

On the date hereof, OE has sold its respective Phase-In-Recovery Property to OE LLC under the Phase-In-Recovery Property Purchase and Sale Agreement dated as of June 20, 2013 between OE and OE LLC and the Bill of Sale dated June 20, 2013 (the “OE Bill of Sale” and, collectively, the “OE Sale Agreement”). Under the Servicing Agreement dated as of June 20, 2013 (the “OE Servicing Agreement”) between OE, in its capacity as Servicer, and OE LLC, OE has agreed to service such Phase-In-Recovery Property of OE LLC. Under the Administration Agreement dated as of June 20, 2013 (the “OE Administration Agreement”)

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between OE, in its capacity as Administrator, and OE LLC, OE has agreed to perform certain administrative services on behalf of OE LLC. On the date hereof, OE LLC has issued three tranches of its Phase-In-Recovery Bonds in the aggregate principal amount of $169,504,000 (the “OE LLC Phase-In-Recovery Bonds”) under an Indenture dated as of June 20, 2013 between OE LLC and the Bond Trustee (the “OE Bond Indenture”) and sold the OE LLC Phase-In-Recovery Bonds to the Trust pursuant to the Bond Purchase Agreement dated as of June 20, 2013 between OE LLC and the Trust (the “OE Bond Purchase Agreement”) in exchange for an allocable portion (based on the aggregate principal amount of OE LLC Phase-In-Recovery Bonds) of the net proceeds from the sale of the Trust Certificates.

On the date hereof, TE has sold its respective Phase-In-Recovery Property to TE LLC under the Phase-In-Recovery Property Purchase and Sale Agreement dated as of June 20, 2013 between TE and TE LLC and the Bill of Sale dated June 20, 2013 (the “TE Bill of Sale” and, collectively, the “TE Sale Agreement”). Under the Servicing Agreement dated as of June 20, 2013 (the “TE Servicing Agreement”) between TE, in its capacity as Servicer, and TE LLC, TE has agreed to service such Phase-In-Recovery Property of TE LLC. Under the Administration Agreement dated as of June 20, 2013 (the “TE Administration Agreement”) between TE, in its capacity as Administrator, and TE LLC, TE has agreed to perform certain administrative services on behalf of TE LLC. On the date hereof, TE LLC has issued three tranches of its Phase-In-Recovery Bonds in the aggregate principal amount of $43,372,000 (the “TE LLC Phase-In-Recovery Bonds”) under an Indenture dated as of June 20, 2013 between TE LLC and the Bond Trustee (the “TE Bond Indenture”) and sold the TE LLC Phase-In-Recovery Bonds to the Trust pursuant to the Bond Purchase Agreement dated as of June 20, 2013 between TE LLC and the Trust (the “TE Bond Purchase Agreement”) in exchange for an allocable portion (based on the aggregate principal amount of TE LLC Phase-In-Recovery Bonds) of the net proceeds from the sale of the Trust Certificates.

Pursuant to the Underwriting Agreement dated June 12, 2013 (the “Underwriting Agreement”) among the Trust, the Sellers, the Bond Issuers and the Underwriters named in Schedule I thereto, such Underwriters have agreed to purchase the Trust Certificates issued and sold by the Trust.

As used herein, “Transaction Documents” means, collectively, the CEI Sale Agreement, the CEI Servicing Agreement, the CEI Administration Agreement, the CEI LLC Phase-In-Recovery Bonds, the CEI Bond Indenture, the OE Sale Agreement, the OE Servicing Agreement, the OE Administration Agreement, the OE LLC Phase-In-Recovery Bonds, the OE Bond Indenture, TE Sale Agreement, the TE Servicing Agreement, the TE Administration Agreement, the TE LLC Phase-In-Recovery Bonds, the TE Bond Indenture, the Fee and Indemnity Agreement and the Underwriting Agreement, and “Transaction” means the transactions contemplated by the Transaction Documents. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Transaction Documents.

June 20, 2013

FACTS AND ASSUMPTIONS

In connection with rendering the opinions set forth below, we have examined and, as to various factual matters, relied upon originals or copies, certified or otherwise identified to our satisfaction, of the following:

i.	the Transaction Documents;

ii.	a certified copy of the Financing Order issued by the Public Utilities Commission of Ohio (the “PUCO”) on October 10, 2012, as amended by the Entry on Rehearing issued by the PUCO on December 19, 2012 upon application for rehearing and as further amended by the Entry Nunc Pro Tunc issued by the PUCO on January 9, 2013 (collectively, as amended, the “Financing Order”);

iii.	the Registration Statement, including the final prospectus filed with the Securities and Exchange Commission on June 13, 2013 (the “Final Prospectus”);

iv.	Ohio Revised Code (“O.R.C.”) Sections 4928.23 through 4928.2318, inclusive (the “Securitization Act”); and

v.	the opinion letter of Akin Gump Strauss Hauer & Feld LLP on Federal Constitutional Issues.

We have made no independent investigation of the facts referred to herein, and with respect to such facts, we have relied, for the purpose of rendering this opinion and, except to the extent such statement constitutes a statement of a legal conclusion expressed in this opinion or as otherwise stated herein, exclusively on the factual statements contained and matters provided for in all of the closing documents delivered in connection with the closing of the Transaction, the documents referenced above, including the factual representations, warranties and covenants contained therein as made by the respective parties thereto.

We have also reviewed such constitutional, statutory, legislative and judicial authority as we deem necessary for the purposes of this opinion.

OPINIONS

Based on the foregoing facts and assumptions being correct and continuing to be correct at all relevant times, and subject to the qualifications, limitations and assumptions set forth herein and while courts may differ and no cases interpreting the transfer of the Phase-in-Recovery Property under the Securitization Act have been decided, it is our opinion that a

June 20, 2013

reviewing court, in a properly prepared and presented case, relying on the facts on which we have relied and giving them the proper weight and authority, properly applying the Securitization Act to the Transaction would conclude that:

1. The Phase-In-Recovery Bonds are “Bonds” as defined in the Securitization Act.

2. The provisions of the Securitization Act relating to Phase-In-Recovery Bonds are constitutional under the Constitution of the State of Ohio (the “Ohio Constitution”).

3. Although the Ohio Constitution and applicable state law give the people of Ohio the power to enact or repeal laws through an initiative or referendum process, (a) the deadline for any state referendum of the Securitization Act has passed and (b) with respect to any voter initiative, the Ohio Constitution and other applicable law limit the rights of the people themselves to enact laws to the same limits applicable to the General Assembly.

4. The pledge by the State of Ohio (the “State”) contained in Section 4928.2315 of the Securitization Act and in the Financing Order (the “Pledge”) and agreement with bondholders, any assignees and any financing parties (as such terms are defined in the Securitization Act) under the Financing Order not to take or permit any action that impairs the value of the Phase-In-Recovery Property under the Financing Order or revises the phase-in costs for which recovery has been authorized under the Financing Order or, except as allowed under Section 4928.238 of the Securitization Act, reduce, alter or impair Phase-in-Recovery Charges as provided in the Financing Order that are imposed, charged, collected or remitted for the benefit of the bondholders, any assignee and any financing party as more fully described in the Pledge, is enforceable by the bondholders, any assignees and any financing parties (as such terms are defined in the Securitization Act).

5. Under the Contract Clause of Section 28, Article II of the Ohio Constitution, the State, whether through legislation or voter initiative, could not repeal or amend the Securitization Act or take any action that substantially impairs the rights of the holders of the Phase-In-Recovery Bonds or contravenes the Pledge (an “Impairment Action”), unless the State is reasonably exercising its sovereign power for a significant and legitimate state purpose. A court would not uphold an Impairment Action unless it is based on reasonable conditions and is of a character appropriate to the public purpose justifying that action. A court would examine any State interference with its own contractual obligations with a higher level of scrutiny.

6. Under the Takings Clause of Section 19, Article I of the Ohio Constitution, the State, whether through legislation or voter initiative, could not take an Impairment Action without paying just compensation to the Trust as holders of the Phase-In-Recovery Bonds or to the certificateholders in the Trust Certificates, as owners of beneficial interests in the Phase-In-Recovery Bonds, if doing so would (a) constitute a permanent appropriation of the property interest of such holders or certificateholders in the Phase-In-Recovery Property or deny all economic productive use of the Phase-In-Recovery Property, (b) destroy the

June 20, 2013

Phase-In-Recovery Property, other than in response to so-called emergency conditions; or (c) rise to the level of a taking based upon the character of the action, the economic impact of the State of Ohio’s regulation and the extent to which the regulation interfered with distinct investment-backed expectations of such holders or certificateholders in connection with their investment in the Phase-In-Recovery Bonds. It must be noted that takings of financial interests can be particularly difficult to establish in a manner that distinguishes them from constitutionally permissible economic regulation. Further, there can be no assurance that any award of compensation would be sufficient to pay the full amount of principal of and interest on the Phase-In-Recovery Bonds and therefore to satisfy in full the Trust Certificates.

7. The Securitization Act is severable. In accordance with Section 4928.2317 of the Securitization Act, if any provision of the Securitization Act is held to be invalid or is superseded, replaced, repealed, or expires for any reason, that occurrence shall not affect any action allowed under the Securitization Act that is taken prior to that occurrence by the public utilities commission, an electric distribution utility, an assignee, a collection agent, a financing party, a bondholder, or a party to an ancillary agreement (as such terms are defined in the Securitization Act). Any such action shall remain in full force and effect.

8. An Impairment Action by the State, the PUCO or any State entity would be subject to preliminary injunction if any court of competent jurisdiction hearing a request for preliminary injunction finds: (a) a strong or substantial likelihood or probability of success on the merits; (b) that the holders of the Phase-In-Recovery Bonds will suffer irreparable injury from the Impairment in the absence of an injunction; (c) that no third parties will be harmed by the issuance of the injunction; and (d) that the public interest will be served by the issuance of the injunction. Further, upon final adjudication of the challenged Impairment, a court of competent jurisdiction would permanently enjoin the alleged wrongful conduct if the court concluded that such conduct constituted a legal wrong for which no adequate remedy at law was available.

9. The Financing Order has been duly authorized and adopted by the PUCO and is in full force and effect.

10. Upon issuance of the Phase-In-Recovery Bonds, holders thereof are entitled to protections provided in the Securitization Act.

11. In accordance with Section 4928.233 of the Securitization Act, the Financing Order is final and non-appealable.

12. The statements in the General Disclosure Package (as defined in the Underwriting Agreement) and Final Prospectus under “The Securitization Act” and “Description of the Phase-In-Recovery Property—Financing Order and Issuance Advice Letters” to the extent they purport to summarize provisions of the Securitization Act and the Financing Order, fairly summarize such provisions.

13. The Bond Issuers constitute “Assignees” under Section 4928.23(B) of the Securitization Act. The Bond Trustee constitutes a “Financing party” under Section 4928.23(H) of the Securitization Act. The Trust constitutes a “Bondholder” under Section 4928.23(D) of the Securitization Act.

June 20, 2013

QUALIFICATIONS

We note that judicial analysis of issues relating to the Ohio Constitution, as well as the Constitution of the United States of America has typically proceeded on a case-by-case basis and that the court’s determination usually is strongly influenced by the facts and circumstances of a particular case. We further note that there is no reported controlling precedent of which we are aware directly on point. Our analysis is necessarily a reasoned application of judicial decisions involving similar or analogous circumstances. Moreover, the application of equitable principles (including the availability of injunctive relief) is subject to the discretion of the court which is asked to apply them. A court’s decision regarding matters upon which we opine in this letter will be based on the court’s analysis and interpretation of the evidence before the court and of applicable legal principles. We cannot predict the facts and circumstances which will be present in the future and may be deemed relevant by the court.

Our opinions are given under the federal laws of the United States of America and the laws of Ohio. We express no opinion regarding applicable tax, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, marshaling or similar laws affecting creditors’ rights generally heretofore or hereafter enacted to the extent applicable, whose enforcement may also be subject to the exercise of judicial discretion in appropriate cases. No opinion may be inferred to extend our opinions beyond the matters expressly stated in this letter.

While a copy of this letter may be posted to an internet website required under Rule 17g-5 of the Securities and Exchange Act of 1934, as amended, and maintained by the Bond Issuers and Sellers solely for purposes of complying with such rule, this letter is being delivered solely for the benefit of the persons to whom it is addressed in connection with the Transaction; accordingly, it may not be relied upon by any person, quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or used for any other purpose without our prior written consent. This opinion speaks only as of its date and we assume no obligation to update or supplement the opinions or statements expressed to reflect any facts or circumstances which may come to our attention after the date of this letter, including any changes to applicable law which may occur.

It is our and your understanding that none of our opinions in this letter is intended to be a guaranty as to what a particular court would hold, rather each opinion is only an expression of our view of the decision a court would reach if the issue were properly prepared and presented to it and the court followed what we believe to be the applicable legal principles under existing judicial precedent. The recipients of this letter should take these considerations into account in analyzing the risks associated with the subject transaction.

June 20, 2013

We hereby consent to the filing of this letter as an exhibit to a Current Report on Form 8-K filed by the Trust, the Sellers and the Bond Issuers on the date hereof, to the incorporation by reference of this letter into the Registration Statement, and to the use of our name in the Prospectus dated June 12, 2013 and the Prospectus Supplement dated June 12, 2013, forming a part of the Registration Statement under the caption “Legal Matters.” In giving the foregoing consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the related rules and regulations of the Commission.

Very truly yours,

/s/ Calfee, Halter & Griswald LLP

CALFEE, HALTER & GRISWOLD LLP

Schedule I

Fitch, Inc.

One State Street Plaza

New York, NY 10004

Attention: ABS Surveillance

Moody’s Investors Service, Inc.

7 World Trade Center at

250 Greenwich Street, 24th Floor

New York, NY 10007

Attention: ABS/RMBS Monitoring Department

Standard & Poor’s Ratings Services

55 Water Street

New York, NY 10041

Attention: Structured Credit Surveillance

As Representatives of the Underwriters named in Schedule I to the Underwriting Agreement:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Credit Agricole Securities (USA) Inc.

1301 Avenue of the Americas

New York, NY 10019

Goldman, Sachs & Co.

200 West Street

New York, NY 10282-2198

U.S. Bank National Association, as Bond Trustee

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: FirstEnergy Ohio PIRB Special Purpose Trust 2013

U.S. Bank National Association, as Certificate Trustee

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: FirstEnergy Ohio PIRB Special Purpose Trust 2013

U.S. Bank Trust National Association, as Delaware Trustee

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: FirstEnergy Ohio PIRB Special Purpose Trust 2013